                                                                     Exhibit 4.1

DATE OF ISSUE   CERTIFICATE NUMBER    TFR. NO.    REGISTER   NUMBER OF H SHARES


                                     [LOGO]

                     CHINA LIFE INSURANCE COMPANY LIMITED *
                          [NAME IN CHINESE CHARACTERS]
           (A joint stock limited company incorporated in the People's
                   Republic of China with limited liability)

                               H SHARE CERTIFICATE

THE COMPANY WAS REGISTERED ON 30 JUNE 2003 IN THE PEOPLE'S REPUBLIC OF CHINA IN ACCORDANCE WITH THE COMPANY LAW (AS DEFINED BELOW) WITH BUSINESS LICENCE NUMBER 1000001003796.

THE REGISTERED ORDINARY SHARE CAPITAL OF THE COMPANY IS DIVIDED INTO DOMESTIC INVESTED SHARES, PAR VALUE RENMINBI 1.00 PER SHARE ("DOMESTIC SHARES"), AND OVERSEAS LISTED FOREIGN INVESTED SHARES, PAR VALUE RENMINBI 1.00 PER SHARE ("H SHARES"), EACH OF THE DOMESTIC SHARES AND H SHARES CARRIES THE SAME VOTING RIGHTS AT GENERAL MEETINGS OF THE COMPANY SAVE IN RESPECT OF ANY RESOLUTION VARYING OR ABROGATING ANY OF THE RIGHTS CONFERRED TO THE HOLDERS OF DOMESTIC SHARES ONLY OR, AS THE CASE MAY BE, ON THE HOLDERS OF THE H SHARES ONLY.

THIS IS TO CERTIFY THAT THE UNDERMENTIONED PERSON(S) IS/ARE THE REGISTERED HOLDER(S) OF FULLY PAID H SHARES AS DETAILED BELOW IN THE CAPITAL OF THE COMPANY SUBJECT TO THE ARTICLES OF ASSOCIATION OF THE COMPANY AND THE CONDITIONS ENDORSED BELOW.

[                  ]                  CODE:

[                  ]           NUMBER OF H SHARES:

    GIVEN UNDER THE SECURITIES SEAL OF THE COMPANY ON THE DATE STATED ABOVE.

                            -------------------------

                              CHAIRMAN OF THE BOARD

NO TRANSFER IN RESPECT OF ANY OF THE ABOVE NUMBER OF H SHARES CAN BE REGISTERED
     UNLESS ACCOMPANIED BY THIS H SHARE CERTIFICATE AND IT IS OTHERWISE IN
           COMPLIANCE WITH THE ARTICLES OF ASSOCIATION OF THE COMPANY
   THE COMPANY'S LEGAL ADDRESS: 16 CHAOWAI AVENUE, CHAOYANG DISTRICT, BEIJING
                     100020, THE PEOPLE'S REPUBLIC OF CHINA
 HONG KONG H SHARE REGISTRAR: COMPUTERSHARE HONG KONG INVESTOR SERVICES LIMITED,
  SHOPS 1712-1716, 17TH FLOOR, HOPEWELL CENTRE, 183 QUEEN'S ROAD EAST, WANCHAI,
                                   HONG KONG.

                                   CONDITIONS

BY ACQUIRING THE H SHARES OF THE COMPANY, THE REGISTERED HOLDER(S) OF THE ABOVE H SHARES:

(I) AGREE(S) WITH THE COMPANY AND EACH OTHER SHAREHOLDER OF THE COMPANY, AND THE COMPANY AGREES WITH SUCH REGISTERED HOLDER(S) AND EACH OTHER SHAREHOLDER, TO OBSERVE AND COMPLY WITH THE COMPANY LAW OF THE PEOPLE'S REPUBLIC OF CHINA ([CHINESE TEXT]) (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME) (THE "COMPANY LAW"), THE SPECIAL REGULATIONS ON THE OVERSEAS OFFERING AND LISTING OF SHARES BY JOINT STOCK LIMITED COMPANIES ([CHINESE TEXT]) (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME) AND THE ARTICLES OF ASSOCIATION OF THE COMPANY (AS AMENDED FROM TIME TO TIME);

(II) AGREE(S) WITH THE COMPANY, EACH OTHER SHAREHOLDER, DIRECTOR, SUPERVISOR, MANAGER AND OFFICER OF THE COMPANY AND THE COMPANY, ACTING FOR ITSELF AND FOR EACH DIRECTOR, SUPERVISOR, MANAGER AND OFFICER OF THE COMPANY, AGREES WITH SUCH REGISTERED HOLDER(S) AND EACH OTHER SHAREHOLDER OF THE COMPANY TO REFER ALL DIFFERENCES AND CLAIMS ARISING FROM THE ARTICLES OF ASSOCIATION OF THE COMPANY OR ANY RIGHTS OR OBLIGATIONS CONFERRED OR IMPOSED BY THE COMPANY LAW OR OTHER RELEVANT LAWS AND ADMINISTRATIVE REGULATIONS CONCERNING THE AFFAIRS OF THE COMPANY TO ARBITRATION IN ACCORDANCE WITH THE ARTICLES OF ASSOCIATION OF THE COMPANY, AND ANY REFERENCE TO ARBITRATION SHALL BE DEEMED TO AUTHORISE THE ARBITRATION TRIBUNAL TO CONDUCT HEARINGS IN OPEN SESSION AND TO PUBLISH ITS AWARD, AND SUCH ARBITRATION SHALL BE FINAL AND CONCLUSIVE;

(III) AGREE(S) WITH THE COMPANY AND EACH OTHER SHAREHOLDER OF THE COMPANY THAT H SHARES ARE FREELY TRANSFERABLE BY THE HOLDER(S) THEREOF; AND

(IV) AUTHORISE(S) THE COMPANY TO ENTER INTO A CONTRACT ON HIS OR THEIR BEHALF WITH EACH DIRECTOR, SUPERVISOR AND OFFICER OF THE COMPANY WHEREBY SUCH DIRECTORS, SUPERVISORS AND OFFICERS UNDERTAKE TO OBSERVE AND COMPLY WITH THEIR OBLIGATIONS TO SHAREHOLDERS STIPULATED IN THE ARTICLES OF ASSOCIATION OF THE COMPANY.

* for identification only

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
-----------------------------------------------------------------------------------------------------------------------
FORM OF TRANSFER [CHINESE TEXT]                                   CHINA LIFE INSURANCE COMPANY LIMITED *
                                                                              [CHINESE TEXT]
-----------------------------------------------------------------------------------------------------------------------
      SELLER'S BROKER            BUYER'S BROKER
----------------------------- ---------------------
                                                    -------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
1                             2                          SELLER'S BROKER                   BUYER'S BROKER
-----------------------------------------------------------------------------------------------------------------------
3                             4                     11                         12

-----------------------------------------------------------------------------------------------------------------------
5                             6                     13                         14

-----------------------------------------------------------------------------------------------------------------------
7                             8                     15                         16

-----------------------------------------------------------------------------------------------------------------------
9                             10                    17                         18

-----------------------------------------------------------------------------------------------------------------------
FOR THE  CONSIDERATION  stated on the right the  "Registered  Holder(s)"  named  overleaf (the       Consideration
"Transferor(s)")  does/do  hereby  transfer  to the  "Transferee(s)"  named  below the  shares
represented by this certificate  subject to the several  conditions on which the said H shares       [CHINESE TEXT]
are now held by the  Transferor(s),  and the Transferee(s)  does/do hereby agree to accept and hold the said H shares subject to the conditions aforesaid.
[CHINESE TEXT]
-----------------------------------------------------------------------------------------------------------------------

TRANSFEREE(S) [CHINESE     NOTE: (a) Name of transferee(s) in full i.e. surname, forenames or other names. [CHINESE
TEXT]                      TEXT] (b) Address in full [CHINESE  TEXT] (Joint shareholders should give one address only. [CHINESE TEXT])

NAME(S) IN ENGLISH         --------------------------------------------------------------------------------------------
(Surname first) in block   1)                                                     NAME(S) IN    1)
capitals                                                                          CHINESE
[CHINESE TEXT]                                                                    [CHINESE
                                                                                  TEXT]
                           ------------------------------------------------------               -----------------------
                           2)                                                                   2)
                           ------------------------------------------------------               -----------------------
                           3)                        4)                                         3)        4)

-----------------------------------------------------------------------------------------------------------------------
ADDRESS IN ENGLISH                                                                Existing      yes        no
[CHINESE TEXT]                                                                    shareholder   [CHINESE   [CHINESE
Bldg, Block, Room No.                                                             [CHINESE      TEXT]      TEXT]
[CHINESE TEXT]                                                                    TEXT]
-----------------------------------------------------------------------------------------------------------------------
Street, Estate, Floor No.                                                         Occupation
[CHINESE TEXT]                                                                    [CHINESE
                                                                                  TEXT]
-----------------------------------------------------------------------------------------------------------------------
District, Town, Postcode                            Country                       Tel. No.
[CHINESE TEXT]                                      [CHINESE                      [CHINESE
                                                    TEXT]                         TEXT]
-----------------------------------------------------------------------------------------------------------------------
DIVIDEND INSTRUCTIONS                                   ACCOUNT
(if any)                                                NUMBER
[CHINESE TEXT]                                          [CHINESE
Name of Bank [CHINESE TEXT]                             TEXT]

-----------------------------------------------------------------------------------------------------------------------
Branch/Address
[CHINESE TEXT]
-----------------------------------------------------------------------------------------------------------------------
[CHINESE TEXT]                       SIGNED by the parties to this transfer form [CHINESE TEXT]
in the presence of
SIGNATURE OF
WITNESS                    ______________________________    _____________________

Address  [CHINESE TEXT]    ______________________________

_________________________________________________________

Occupation
[CHINESE TEXT]             ______________________________

                                                                       ________________________________________________
[CHINESE TEXT]                                                         Signature(s) of Transferor(s) ([CHINESE TEXT])
in the presence of
SIGNATURE
OF WITNESS                 ______________________________

Address [CHINESE TEXT]     ______________________________


                                                                       ________________________________________________
Occupation [CHINESE TEXT]  ______________________________              Signature(s) of Transferee(s) ([CHINESE TEXT])

* for identification only